January 22, 2025 Fourth Quarter 2024 Investor Presentation

Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “intend,” "target,” “outlook,” “project,” “guidance,” “forecast,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non-GAAP Measures: This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation. Forward Looking Statement 2

Fourth Quarter 2024 Results 3 Reported net interest margin of 2.60%, down -12 bps LQ driven by lower loan fees & asset mix; 3.72% cost of deposits down -9 bps LQ Credit trends stable, with non-performing assets down $4 million to LQ; material improvement expected in early 2025 Net deposit growth of $99 million LQ, with core deposits up $169 million LQ and brokered deposit balances reduced ($78) million $34.03 Tangible Book Value; 4-year CAGR 12%

Fourth Quarter 2024 Financial Summary 4 EPS PPNR Loans Deposits Capital • Fully diluted EPS of $0.32 includes $0.29 from charge offs, $0.07 from one-time OREO expenses • PPNR of $7.9 million, or $1.02 per share, declined -12% LQ • Net interest income of $20.2 million adversely impacted by reduced loan fee income • Non-interest expense rose 3% LQ, driven by one-time OREO expenses of $0.7 million • Loan balances increased $83 million LQ, decreasing $13 million PYQ • Provision of $4.5 million included $3.0 million related to charge offs • Deposits increased $99 million, brokered deposits fell $78 million (both LQ) • Loan to deposit ratio remains stable at 96.6% • Tangible book value of $34.03, up $0.27 versus LQ and up $0.64 versus PYQ • Consolidated CET1 ratio of 9.57%; Bank Total Capital ratio of 12.67%1 1 Estimates, pending FRY9C & FDIC call report filings.

Fourth Quarter 2024 GAAP Results

Bankwell Financial Group, Inc.

($ in millions, except per share data)

	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022
Net Interest Income	$ 20.2	$ 20.7	$ 21.2	$ 21.1	$ 22.2	$ 22.7	$ 24.0	$ 25.5	$ 26.8
Provision for Credit Losses	4.5	6.3	8.2	3.7	(1.0)	(1.6)	2.6	0.8	4.3
Total Noninterest Income	1.0	1.2	0.7	0.9	1.1	0.8	1.4	1.5	0.5
Total Revenue	**21.2**	**21.9**	**21.9**	**22.1**	**23.4**	**23.5**	**25.4**	**27.1**	**27.3**
Total Noninterest Expenses	**13.2**	**12.9**	**12.2**	**13.3**	**12.9**	**12.2**	**12.6**	**12.7**	**12.5**
Income before Taxes	3.5	2.7	1.5	5.1	11.5	12.9	10.2	13.6	10.6
Net Income	**2.5**	**1.9**	**1.1**	**3.8**	**8.5**	**9.8**	**8.0**	**10.4**	**8.0**
Diluted Earnings Per Share	**0.32**	**0.24**	**0.14**	**0.48**	**1.09**	**1.25**	**1.02**	**1.33**	**1.04**
Total Assets	**3,268.6**	**3,161.1**	**3,141.7**	**3,155.3**	**3,215.5**	**3,249.8**	**3,252.7**	**3,252.3**	**3,252.4**
Gross Loans Receivable (ex. HFS)	2,702.0	2,619.3	2,652.8	2,674.7	2,713.2	2,764.5	2,767.3	2,752.5	2,668.8
Allowance for Credit Losses on Loans & Leases	(29.0)	(27.8)	(36.1)	(28.0)	(27.9)	(29.3)	(30.7)	(28.0)	(22.4)
All Other Assets	537.6	514.0	452.8	452.6	474.3	456.0	454.7	471.8	561.2
Total Liabilities	**2,998.6**	**2,893.2**	**2,874.7**	**2,887.2**	**2,949.7**	**2,991.9**	**3,003.9**	**3,010.0**	**3,014.0**
Total Deposits	2,787.6	2,688.2	2,662.4	2,673.5	2,736.8	2,768.6	2,788.9	2,798.3	2,800.8
Borrowings	159.5	159.4	159.3	159.3	159.2	159.1	159.1	159.0	159.0
Other Liabilities	51.5	45.6	53.0	54.5	53.8	64.1	55.9	52.7	54.2
Total Shareholders' Equity	**270.1**	**267.9**	**267.0**	**268.0**	**265.8**	**257.9**	**248.8**	**242.3**	**238.5**
Net Interest Margin	**2.60%**	**2.72%**	**2.75%**	**2.71%**	**2.81%**	**2.85%**	**3.07%**	**3.24%**	**3.70%**
PPNR ROAA	**0.98%**	**1.13%**	**1.22%**	**1.10%**	**1.27%**	**1.37%**	**1.58%**	**1.80%**	**1.98%**
Effective Tax Rate	28%	29%	24%	26%	26%	24%	22%	23%	24%
Noninterest Expense to Average Assets	1.63%	1.62%	1.55%	1.66%	1.56%	1.48%	1.56%	1.59%	1.66%

Bankwell

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Maintaining our Strong Balance Sheet 6 $1,088 $662 $307 $110 Liquidity Uninsured Deposits 2.3X Liquidity Coverage $1,505 Unencumbered Securities Unencumbered Cash Borrowing Capacity1 1 Bank lines, including FHLB & FRB 2 TCE/TA consolidated ratio; all others Bank ratios. Regulatory ratios are estimates, pending FDIC call report filing. • $2,125 million total insured deposits includes: ‒ $2,008 million FDIC-insured deposits ‒ $117 million deposits secured by FHLB LOCs (municipal deposits) • 12.8% liquidity on balance sheet (Cash & Securities) • Stable insured deposit base • Additional 4Q24 ratios: ‒ 375% CRE Concentration Ratio ‒ 49% Construction Concentration Ratio • 85,990 shares repurchased in 2024 at an average price of $24.82 ‒ 250,000 share repurchase plan authorized in 3Q24 Abundant Excess Liquidity Building Excess Capital 11.61% 10.07% 12.67% 8.19% CET1 Leverage Total Risk Based TCE / TA Well Above Capital Minimums Minimum + buffer 2 Dollars in millions

Reduced Reliance on Brokered Deposits • Brokered deposit balances have fallen $247 million in 2024, with total deposits stable between approximately $2.7 and $2.8 billion • Notable growth in Bankwell Direct deposits (3Q24 launch); up $39 million LQ, to $136 million $1,774 $1,785 $2,083 $1,027 $952 $705 $2,801 $2,737 $2,788 4Q22 4Q23 4Q24 Brokered Deposits Peaked in 4Q22 Non-Brokered Brokered Dollars in millions 7

Well Positioned Balance Sheet For Lower Rates • Liability sensitive, with $1.3 billion of time deposits maturing in next twelve months: ‒ $714 million Retail time repricing an average ~22 basis points lower based on current rates; annualized savings of $1.6 million of interest expense ‒ $560 million Brokered time repricing an average ~49 basis points lower based on current rates; annualized savings of $2.8 million of interest expense • A total $4.4 million annualized savings is ~$0.44 benefit to EPS and ~14 basis points on Net interest margin, assuming no further movement in Fed Funds and stable asset yields Maturity Quarter Balance Maturity Rate Current Rate V 1Q25 $278 5.19% 4.60% -0.59% 2Q25 $234 4.77% 4.60% -0.17% 3Q25 $64 4.70% 4.60% -0.10% 4Q25 $138 4.24% 4.60% 0.36% Total Retail $714 4.82% 4.60% -0.22% Dollars in millions 8 Maturity Quarter Balance Maturity Rate Current Rate V 1Q25 $135 5.28% 4.25% -1.03% 2Q25 $155 4.67% 4.25% -0.42% 3Q25 $170 4.71% 4.25% -0.46% 4Q25 $100 4.18% 4.25% 0.07% Total Brokered $560 4.74% 4.25% -0.49% Retail Time Deposits Brokered Time Deposits

Managing CRE Concentration Lower • No single relationship greater than 4% • Expansion into Residential Care diversifying loan portfolio Dollars in millions $1,046 $1,224 $1,228 $1,175 $310 $697 $720 $724$351 $522 $501 $516 $98 $155 $183 $174 $89 $77 $87 $118 $1,895 $2,675 $2,719 $2,706 454% 425% 397% 375% 300% 320% 340% 360% 380% 400% 420% 440% 460% 480% 500% - 500 1,000 1,500 2,000 2,500 4Q21 4Q22 4Q23 4Q24 CRE Investor CRE Owner Occupied C&I Construction Residential / Other CRE Concentration 9

Credit Trends 4Q23 1Q24 2Q24 3Q24 4Q24 Risk Rating Balance % Balance % Balance % Balance % Balance % 1-5 “Pass” $2,570 94.5% $2,527 94.3% $2,497 94.0% $2,458 93.7% $2,557 94.5% 6 “Special Mention” $67 2.5% $72 2.7% $71 2.7% $97 3.7% $93 3.4% 7 “Substandard” $76 2.8% $68 2.5% $80 3.0% $67 2.5% $54 2.0% 8 “Doubtful” $6 0.2% $13 0.5% $8 0.3% $1 0.1% $1 0.1% Total Gross Loans $2,719 $2,680 $2,657 $2,623 $2,706 Non-performing Loans $49.2 $46.5 $56.2 $65.5 $53.3 % of Total Loans 1.81% 1.74% 2.12% 2.50% 1.97% Non-performing Assets $49.2 $46.5 $56.2 $65.5 $61.6 % of Total Assets 1.53% 1.48% 1.79% 2.07% 1.88% $27.9 $28.0 $36.1 $27.8 $29.0 1.03% 1.04% 1.36% 1.06% 1.07% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $0 $5 $10 $15 $20 $25 $30 $35 4Q23 1Q24 2Q24 3Q24 4Q24 Allowance for Credit Losses (ACL) Allowance for credit losses ACL / Loans Dollars in millions 10 $0.37 $3.7 $0.3 $14.8 $3.0 4Q23 1Q24 2Q24 3Q24 4Q24 Net Charge Offs (Recoveries) 1 1, 2 1 Subsequent to December 31, 2024, the Company has a signed purchase and sale agreement on a $27 million CRE-multifamily loan at par value. This loan represents 100 basis points of the total NPL / Total Loans ratio and 83 basis points of the total NPA / Total Assets ratio 2 Subsequent to December 31, 2024, the Company has a signed purchase and sale agreement on a $8 million OREO at book value. This asset represents 25 basis points of the total NPA / Total Assets ratio

4Q24 Non-Performing Asset Update

Dollars in millions

Activity During the Quarter

- Disposition of $1.7 million C&I loan (pediatric dental practice); $0.7 million charged off
- Remaining 4Q24 Non-performing assets comprised of:

	Loan Segment	Balance	% Total Assets	Additional Update
Loan 1	CRE – Multifamily	$27.1	0.83%	• CRE Multifamily property in Hartford County, CT • Subsequent to December 31, 2024, the Company has a signed purchase and sale agreement at par value
Loan 2	CRE – Retail	$9.2	0.28%	• Suburban retail loan in Westchester County, NY modified during COVID • Borrower paying according to terms of restructure; 1Q25 maturity • $4.5 million charged off, life-to-date
OREO 1	--	$8.3	0.25%	• Bank took ownership of property in 4Q24; $1.2 million charged off in 4Q24 • Subsequent to December 31, 2024, the Company has a signed purchase and sale agreement at book value
Loan 3	CRE – Office	$5.5	0.17%	• Class A suburban NJ office park • Bankwell 17% participant in $84 million multi-bank club deal • 80% occupied; 40% recourse; 1Q25 maturity • $8.2 million charge off, life-to-date
SBA Guaranteed Balances		$6.3	0.19%	
All Other		$5.1	0.16%	
Total Non-performing assets		**$61.6**	**1.88%**	

Activity Post December 31st, 2024

- The Company has a signed purchase and sale agreement on "Loan 1" above at par value.
- The Company has a signed purchase and sale agreement on "OREO 1" at book value.

Bankwell

All non-performing loans individually evaluated for impairment
Balances charged off or specifically reserved, as appropriate

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CRE Office Portfolio1 1 Includes Owner Occupied CRE 12 Geography Dollars in millions Composition $160 million Office exposure 6% of total loan portfolio • 41 loans with $3.9 million average balance • One $5.5 million non-performing loan ‒ Class A suburban NJ office park ‒ $8.2 million charged off in 2024 • 62% located in Bankwell’s primary market ‒ Out of primary market loans are generally either GSA-leased, credit tenants, or owner- occupied • $112 million have personal recourse to high-net- worth guarantors • $49 million have no recourse ‒ $22 million owner occupied ‒ $20 million GSA / credit-tenant ‒ $7 million remaining; 2 loans • ~56% of loan balances maturing in 2025 Maturities Year Balance Count 2025 $90 14 2026 $14 5 2027 $28 9 2028+ $28 13 Total $160 41 CT - Fairfield County $48.8 CT - All Other $8.1 NY - Westchester County $10.2 NY - Brooklyn $3.0 NJ $29.5 TX $28.4 MS $17.6 GA $12.4 FL $2.2

13 Strategic Initiatives Update  Continue to grow recently established SBA Lending Division New Chief Technology Officer joined Bankwell in 1Q25  Bankwell Direct (online deposit platform) added $39 million in 4Q  Launched enhanced business checking and dedicated Online Banking for small businesses  Continued build-out of the Program Management team supporting the Bank’s risk management objectives

Dedicated to making a difference. 14 Financial Outlook Stable total assets near-term NIM expansion as short-term rates lower Reduced credit costs in 2025 Additional reductions in brokered deposit and CRE concentrations Growing regulatory capital Unchanged focus on efficiency

15 Questions?

Appendix 16

Average Deposits & NIM; Recent Trends Dollars in millions 17 $2,430 $2,386 $2,323 $2,365 $2,420 $351 $337 $368 $303 $322 $2,781 $2,723 $2,692 $2,668 $2,742 4.13% 4.28% 4.27% 4.30% 4.21% 3.61% 3.75% 3.69% 3.81% 3.72% 2.81% 2.71% 2.75% 2.72% 2.60% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 4Q23 1Q24 2Q24 3Q24 4Q24 Average Interest Bearing Average Non-Interest Bearing IB Deposit Cost Total Deposit Cost NIM

18 Loan Composition Total Loan Portfolio = $2,706 million Favorable long-term trends in Investor CREResidential 1.6% C&I 19.1% CRE Owner Occupied 26.8% CRE Investor 43.4% Commercial Const. 6.4% Other 2.8% 60.4% 55.2% 45.8% 45.2% 43.4% 27.3% 34.9% 45.5% 44.9% 45.8% 4Q20 4Q21 4Q22 4Q23 4Q24 CRE Investor CRE O/O + C&I

$1,626 $1,895 $2,675 $2,719 $2,706 4.18% 4.30% 5.56% 5.99% 6.09% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4Q20 4Q21 4Q22 4Q23 4Q24 Loan Balance Portfolio Loan Yield 19 Favorable Loan Yield Growth Loan portfolio yields increased 191 bps since 2020 1 December 2024 Yield2 by Vintage 1 Weighted average yield based on active loans as of each date, an “exit" rate 2 Weighted average yield based on active loans as of 12-31-2024, an “exit" rate 75% of balances are 2021-2024 vintages Year Maturity Rate Reset Total % Total Loans 2025 $749 $53 $802 30% 2026 $218 $49 $266 10% 2027 $391 $38 $429 16% 2028+ $492 $85 $577 21% Total $1,849 $225 $2,075 Loan Maturities & Contractual Repricing Excluding floating rate loans Dollars in millions 5.26% Pre 2021 5.92% 2021 6.27% 2022 7.40% 2023 7.41% 2024

20 CRE Loan Portfolio Total CRE Portfolio = $1,899 million Residential Care 35% Retail 19% MultiFamily 15% Office 8% Industrial Warehouse 7% Mixed Use 5% Medical Office 5% Other 4% Special Use 2% By Property Type • 62% Non-Owner Occupied • 64% weighted average LTV2 • 69% of loan balances have recourse Property Type Investor Owner Occupied Total Residential Care $31 $384 $415 Retail $127 $7 $134 Office $88 $15 $103 Multifamily $94 $- $94 All Other $149 $17 $165 Total $489 $423 $912 Loans Maturing or Repricing in 2025 - 20263 Excluding floating rate loans Dollars in millions 1 1 Includes Owner Occupied CRE, does not include Construction 2 LTVs based on original LTV values, at origination 3 Loans subject to repricing generally have a floor of not less than the original rate

Health Care & Social Assistance 36% Insurance (Primarily Brokers) 26% Finance 13% Real Estate and Rental/Leasing 8% Admin & Support, Waste Mgmt, Remediation Svcs 4% Retail Trade 3% Arts, Entertainment & Recreation 2% Manufacturing 2% Other 6% 21 C&I Loan Portfolio By Industry Type Total Portfolio = $515 million • 98% of C&I portfolio has recourse • 97% of Healthcare loans have recourse − Primarily consists of working capital lines secured by government accounts receivable • Insurance lending primarily to independent insurance agencies 1 Does not Include Owner Occupied CRE 1

Combined Healthcare Dollars in millions 22 $830 million combined Healthcare portfolio • Consists primarily of skilled nursing facilities located across the US • Healthcare lending team has more than 15 years of industry experience • High touch service model attracts desirable ultra-high net worth Healthcare borrowers • 100% of Skilled Nursing Lending has recourse • Focused on originating Healthcare loans in the most desirable states with: – Higher average occupancy – Low denial of payment rates for Medicaid – Strong senior demographic trends – Certificate of need programs 1 Healthcare Portfolio Composition CRE Skilled Nursing Facility By State FL 50% NY 14% OH 14% IN 3% AL 2% IA 2% TN 2% IL 2% All Other 10% Skilled Nursing Facilities 78% Assisted Living 13% Recovery 5% Other 4% 1 Includes Physicians

Bankwell Financial Group (Nasdaq: BWFG) $3.3B Total Assets $2.7B Loans $0.27B Equity $2.8B Deposits 1.62% Non-interest Exp / Assets ~147 Employees 8.19% TCE Ratio 9.57% CET1 Ratio C&I & CREOO 46% CRE Inv 43% All Other 11% Loans Core 67% Time > $250k 8% Brokered 25% Deposits 23 1 1 Estimate, pending FRY9C filing.

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